Exhibit 10.31

By and Among

ACADIA-P/A 161ST STREET LLC
(Borrower),

ACADIA-P/A HOLDING COMPANY, LLC
(Guarantor), and

BANK OF AMERICA, N.A.,
successor by merger to LaSalle Bank National Association, as trustee for the benefit of the holders of RBS Commercial Funding Inc. (f/k/a Greenwich Capital Commercial Funding
Corp.), Commercial Mortgage Trust 2006-FL4, Commercial Mortgage Pass-Through
Certificates, Series 2006-FL4
(Lender)

__________________________________________________

THIRD LOAN EXTENSION AND MODIFICATION AGREEMENT

__________________________________________________

Dated:  As of July 9, 2010

Property Location:	244 - 268 East 161st Street
Bronx, New York

Block: 2443
Lot: 0100

DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

Alston & Bird LLP
101 South Tryon Street, Suite 4000
Charlotte, North Carolina 28202
Attention:  Robert J. Sullivan, Esq.

THIS THIRD LOAN EXTENSION AND MODIFICATION AGREEMENT DOES NOT COVER REAL
PROPERTY PRINCIPALLY IMPROVED BY ONE OR MORE STRUCTURES CONTAINING, IN THE
AGGREGATE, NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS, EACH HAVING ITS OWN
SEPARATE COOKING FACILITIES

THIRD LOAN EXTENSION AND MODIFICATION AGREEMENT

This THIRD LOAN EXTENSION AND MODIFICATION AGREEMENT (this “Agreement”) is made as of July 9, 2010 by and among ACADIA-P/A 161ST STREET LLC, a Delaware limited liability company (“Borrower”), having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, ACADIA-P/A HOLDING COMPANY, LLC, a Delaware limited liability company (“Guarantor”), having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and BANK OF AMERICA, N.A., successor by merger to LaSalle Bank National Association, as trustee for the benefit of the holders of RBS Commercial Funding Inc. (f/k/a Greenwich Capital Commercial Funding Corp.), Commercial Mortgage Trust 2006-FL4, Commercial Mortgage Pass-Through Certificates, Series 2006-FL4 (“Lender”), by and through Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, National Association, having an address at 301 South College Street, TW-17, Charlotte, North Carolina 28288-0170, solely in its capacity as Special Servicer pursuant to that certain Pooling and Servicing Agreement, dated as of December 29, 2006, by and among RBS Commercial Funding Inc. (f/k/a Greenwich Capital Commercial Funding Corp.), as Depositor, Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, National Association, as Servicer and Special Servicer, and Lender, as Trustee.

WITNESSETH:

WHEREAS, RBS Financial Products Inc. (f/k/a Greenwich Capital Financial Products, Inc.) (“Original Lender”) made a loan to Borrower in the original principal amount of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00) (the “Loan”) as evidenced and secured by the following documents:

(a)
Each of the notes secured by the Existing Mortgages (as defined below) including, but not limited to, that certain Amended, Restated and Consolidated Promissory Note, dated as of March 27, 2006, executed by Borrower in favor of Original Lender (as the foregoing may from time to time be further amended or replaced, the “Existing Notes”);

(b)
That certain Loan Agreement, dated as of March 27, 2006, by and between Borrower and Original Lender, as amended by that certain First Amendment to Loan Agreement, dated as of December ___, 2006, by and between Borrower and Original Lender (as the foregoing may from time to time be further amended or replaced, the “Loan Agreement”);

(c)
The mortgages described on Schedule 1 to this Agreement (as the foregoing may from time to time be further amended or replaced, collectively, the “Existing Mortgages”) with respect to the land described in Exhibit A to this Agreement;

(d)
That certain Guaranty of Recourse Obligations, dated as of March 27, 2006, made by Guarantor in favor of Original Lender (as the foregoing may from time to time be amended or replaced, the “Guaranty”);

(e)
That certain Loan Extension Agreement, dated as of March 17, 2008, by and between Borrower and Lender (as the foregoing may from time to time be amended or replaced, the “First Extension Agreement”), a copy of which is attached as Schedule 2 to this Agreement; and

(f)
That certain Second Loan Extension Agreement, dated as of April 1, 2009, by and between Borrower and Lender (as the foregoing may from time to time be amended or replaced, the “Second Extension Agreement”) , a copy of which is attached as Schedule 3 to this Agreement.

The Existing Notes, the Loan Agreement, the Existing Mortgages, the Guaranty, the First Extension Agreement and the Second Extension Agreement, together with any and all other documents from time to time executed by Borrower, Original Lender, Lender, and/or Guarantor in connection with the Loan, including, without limitation, this Agreement, are collectively called the “Loan Documents.”   All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

WHEREAS, Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender and Lender is the current holder of all of Original Lender’s interest in the Loan and Loan Documents.

WHEREAS, Borrower has requested that Lender grant a three-year extension option (the “Third Extension”).

WHEREAS, Lender hereby consents to the Third Extension subject to all covenants, terms and conditions herein provided (including, but not limited to, the Principal Paydown referred to in Section B.1 of this Agreement, after which the outstanding principal balance of the Loan shall be reduced to $28,900,000.00).

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender, notwithstanding anything in the Loan Documents to the contrary, hereby agree to modify the Loan, amend the Loan Documents, and otherwise agree as follows:

A. Extension of the Maturity Date.

Subject to the satisfaction of all conditions set forth in this Agreement as determined by Lender in its sole and absolute discretion, the Loan is hereby modified as follows:

1. Subject to Borrower’s satisfaction of all terms and conditions contained in this Agreement, Lender and Borrower agree that the Maturity Date shall be extended to April 1, 2013 (the “Third Extended Maturity Date”).

2. All references to the term “Maturity Date” appearing in the Loan Documents are hereby changed to refer to the Third Extended Maturity Date.

3. All references to the term “Loan Documents” are hereby changed to mean the “Loan Documents” as defined in this Agreement, and shall be deemed to include this Agreement, together with any and all other documents, instruments and agreements executed or delivered in connection herewith.

4. The definition of “Cash Management Period” in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Cash Management Period: shall commence upon Lender giving notice to the Clearing Bank of the occurrence of any of the following: (i) the Stated Maturity Date, (ii) an Event of Default, or (iii) if, as of any Calculation Date, the Debt Service Coverage Ratio is less than 1.10:1 (a “DSCR Cash Management Period”); and shall end on the Maturity Date.”

5. The definition of “Spread” in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Spread:  From and including April 1, 2010 through and including March 31, 2011, 4.00%; from and including April 1, 2011 through and including March 31, 2012, 5.50%; and from and including April 1, 2012 through and including the Third Extended Maturity Date, 6.00%.”

6. Section 2.6.1(1) of the Loan Agreement is deleted in its entirety and replaced with the following:

“(1) the Interest Rate Protection Agreement is with a financial institution having a long term, unsecured and unsubordinated debt rating of at least “A” by S&P and “A2” by Moody’s (an “Acceptable Counterparty”); has a term ending no earlier than the Stated Maturity Date; is an interest rate cap in respect of a notional amount not less than the maximum principal amount of the Loan that shall have the effect of capping LIBOR at 6.00% per annum; and provides that the only obligation of Borrower thereunder is the making of a single payment upon the execution and delivery thereof.”

7. Section 2.6.1(4) of the Loan Agreement is deleted in its entirety and replaced with the following:

“(4)           In the event of any downgrade, withdrawal or qualification of the rating of the issuer of the Interest Rate Protection Agreement below “A-” by S&P or “A3” by Moody’s, Borrower shall replace the Interest Rate Protection Agreement with a replacement Interest Rate Protection Agreement from an Acceptable Counterparty (with terms identical to the Interest Rate Protection Agreement being replaced, or otherwise approved by Lender in its reasonable discretion and the Rating Agencies) not later than thirty (30) days following receipt of notice from Lender or the Servicer of such downgrade, withdrawal or qualification.”

8. Section 2.8 of the Loan Agreement is deleted in its entirety.

9. Section 3.9 of the Loan Agreement is hereby amended by adding the following at the end of such Section:

“Notwithstanding the foregoing, during a Cash Management Period, if there are insufficient amounts in the Capital Reserve Subaccount, the Rollover Reserve Subaccount or the NYSDOP Rollover Reserve Subaccount for the payment of an Approved Capital Expense, Approved Leasing Expense or Approved NYSDOP Lease Leasing Expense, Lender agrees to apply the necessary amount from the Cash Collateral Subaccount to pay the shortfall related to such Approved Capital Expense, Approved Leasing Expense or Approved NYSDOP Lease Leasing Expense, as applicable, in accordance with the terms of Section 3.4 or Section 3.5 above, as applicable.”

10. Lender hereby waives all interest accrued and currently outstanding on the Loan at the Default Rate pursuant to Section 2.2.2 of the Loan Agreement.  For the avoidance of doubt, Lender does not waive any interest accrued on the Loan at the Interest Rate pursuant to Section 2.2.1 during the continuance of such Event of Default.  Further, Lender does not waive its right to charge Default Rate on the Loan at any other time as provided under the Loan Agreement.

11. Lender hereby waives the Late Payment Charge that has accrued and is currently outstanding on the Loan pursuant to Section 2.5.3 of the Loan Agreement.  For the avoidance of doubt, Lender does not waive its right to charge a Late Payment Charge on the Loan at any other time as provided under the Loan Agreement.

12. Lender hereby waives the Exit Fee that would be due and payable on the Principal Paydown (as defined below) pursuant to Section 2.7.2 of the Loan Agreement.  For the avoidance of doubt, Lender does not waive its right to charge an Exit Fee on future principal prepayments of the Loan at any other time as provided under the Loan Agreement.

13. The outstanding principal balance of the Loan, after giving effect to the Principal Paydown set forth in Section B.1 of this Agreement, shall be reduced to $28,900,000.00.

B. Conditions to this Agreement.

On or prior to the date hereof (or at such other time as may be specified below), as a condition to the Lender’s agreement to the Third Extension, Borrower shall satisfy the following conditions:

1. On or before the date of this Agreement, Borrower shall have prepaid the outstanding principal balance of the Loan by One Million One Hundred Thousand and NO/100 Dollars ($1,100,000.00) pursuant to Section 2.3.3 of the Loan Agreement (the “Principal Paydown”).  Lender hereby waives the condition precedent to the Principal Paydown that Borrower deliver thirty (30) days’ prior written notice thereof with respect solely to the Principal Paydown.  For the avoidance of doubt, Lender does not waive such notice requirement for any additional optional prepayments of the Loan.

2. Borrower and Guarantor shall each have certified to Lender that no Default or Event of Default has occurred and is continuing on the date of this Agreement.

3. Borrower shall have secured, on or before the date of this Agreement, an extension of or the replacement of the Interest Rate Protection Agreement, which shall (i) be for a term commencing on or prior to the date hereof and expiring no earlier than the Third Extended Maturity Date, (ii) have a notional amount which shall not at any time be less than the outstanding principal balance of the Loan, (iii) have a strike price equal to six percent (6.00%), (iv) be with a Counterparty satisfying the requirements set forth in Section 2.6 of the Loan Agreement (as amended by this Agreement), (v) have terms acceptable to Lender, and (vi) be assigned to Lender.

4. Borrower shall have delivered to Lender, at Borrower’s sole cost and expense (a) an updated title search for the Property, (b) a title insurance date down endorsement issued in connection with the Title Insurance Policy insuring the continued priority of the lien of the Existing Mortgages, which shows no encumbrances on the Property other than the Permitted Encumbrances and any subsequent encumbrances expressly approved in writing by Lender and (c) new or updated appraisals, environmental reports, and engineering reports, if required by Lender.

5. Borrower shall have paid to Lender an application fee in an amount equal to $170,500.00.

6. An original copy of this Agreement executed by Borrower and Guarantor and all other documentation related to the extension of the Loan as contemplated by this Agreement shall be delivered to Lender.

7. Borrower shall have paid to Lender (x) any Principal and interest due in accordance with the terms of the Existing Notes (including, for the avoidance of doubt, interest at the increased Spread from April 1, 2010, as modified pursuant to Section A.5 of this Agreement), (y) any other sums due and payable under the Loan Documents and (z) all other fees, costs and expenses of Lender incident to the preparation and execution hereof and the consummation of this Agreement, including, but not limited to, reasonable attorneys’ fees and disbursements, any servicing fees and any expenses (including, but not limited to, appraisals).

C. Representations, Warranties and Covenants.

1. Borrower covenants to continue to make monthly payments as provided under the Existing Notes on each Payment Date up to and including the Third Extended Maturity Date in the same manner set forth in the Loan Documents

2. Borrower and Guarantor each certifies to Lender that no Default or Event of Default has occurred and is continuing on the date of this Agreement.

3. Borrower and Guarantor acknowledge that, except as expressly set forth herein, nothing contained herein shall be construed to relieve Borrower or Guarantor from any of their respective obligations under the Existing Notes, the Loan Agreement, the Existing Mortgages, the Guaranty, the First Extension Agreement, the Second Extension Agreement and the other Loan Documents.

4. Borrower and Guarantor hereby (i) ratify and confirm to Lender that all of the terms, covenants, indemnifications and provisions of the Existing Notes, the Loan Agreement, the Existing Mortgages, the Guaranty, the First Extension Agreement, the Second Extension Agreement and the other Loan Documents are and shall remain in full force and effect without change, except as otherwise expressly and specifically modified by this Agreement, (ii) represent and warrant to Lender that Borrower and Guarantor are in compliance with all of the terms applicable to Borrower and Guarantor, as applicable, under the Loan Documents and no Default or Event of Default has occurred and is continuing, and (iii) renew and confirm as of the date hereof each of the representations and warranties made by Borrower and Guarantor under the Loan Documents.

5. Borrower and Guarantor represent, warrant and covenant that Borrower and Guarantor each have full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on its part to be observed or performed.

6. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Agreement and those of the Existing Notes, the Loan Agreement, the Existing Mortgages, the Guaranty, the First Extension Agreement, the Second Extension Agreement and the other Loan Documents, the terms, covenants and provisions of this Agreement shall control.

7. Borrower and Guarantor shall each indemnify, defend and hold Lender harmless against any and all liability, obligations, losses, damages, penalties, claims, actions suits, costs and expenses (including Lender’s reasonable attorneys’ fees) of whatever kind or nature which may be asserted against, imposed on or incurred by Lender in connection with the Debt, this Agreement, the Existing Mortgages, the Property, or any part thereof, or the exercise by Lender of any rights or remedies granted to it under this Agreement or the Existing Mortgages.  Each of Borrower and Guarantor acknowledges that the obligations set forth in this paragraph obligate Borrower and Guarantor even if the liabilities, obligations, losses, penalty, fines, claims, suits or other proceedings and costs and expenses arose out of a claim, cause of action, or suit that is based on or alleged to be based on Lender’s negligence or strict liability of Lender. Borrower’s and Guarantor’s obligation to indemnify Lender in accordance with this Agreement is in addition to, and not in derogation or in lieu of, any other indemnity obligations contained in the Loan Documents.

8. Borrower and Guarantor each hereby represents and warrants to, and covenants with, Lender that as of the date hereof (a) none of Borrower or Guarantor has any defense, offset, counterclaim, abatement or right of rescission of any kind or nature whatsoever against Lender with respect to this Agreement or the other Loan Documents or the transactions contemplated therein, or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the liabilities of Borrower and Guarantor thereunder and (b) Lender has fully performed all obligations to Borrower and Guarantor which they may have had or have on and as of the date hereof.  Without limiting the generality of the foregoing, Borrower and Guarantor, on each of its own behalf and on the behalf of its past, present and future representatives, partners, and managers, members, shareholders, officers, directors, agents, employees, servants, successors and assigns (hereinafter referred to as the “Borrowing Group”) hereby waives, releases and forever discharges Lender, and each of its past, present and future officers, directors, subsidiary and affiliated entities or companies, agents, servants, employees, shareholders, partners, members, managers, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (hereinafter referred to as the “Lender Group”) from and against all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills specialties, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands, of whatever kind and nature, in law or in equity, whether known or unknown, whether or not concealed or hidden, arising out of or relating to any matter, cause or thing, whatsoever, that any of the Borrowing Group, jointly or severally, may have had, or now have or that may subsequently accrue against the Lender Group by reason of any matter or thing whatsoever through the date hereof arising out of or in any way connected to the Loan.  Borrower and Guarantor acknowledge and agree that Lender is specifically relying upon the representations, warranties, covenants and agreements contained herein and that such representations, warranties, covenants, and agreements constitute a material inducement to enter into the transactions contemplated in this Agreement. Nothing set forth above shall be construed as releasing Lender from its obligations hereunder.

9. This Agreement may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

10. This Agreement shall be binding upon and inure to the benefit of Borrower, Guarantor and Lender and their respective successors and assigns.

11. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

12. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

14. It is the intention and understanding of the parties hereto that this Agreement shall act as an extension of the Loan and that this Agreement shall not act as a novation of such Loan.

D. State of New York Provisions.

1. In the event of any inconsistencies between the terms and conditions of this Section D and the other terms and conditions of this Agreement, the terms and conditions of this Section D shall control and be binding.

2. The terms, covenants and conditions contained herein shall be construed as affording to Lender rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York (other than paragraph 4 thereof).

3. In compliance with Section 13 and Article 3-A of the Lien Law of the State of New York, Borrower will receive all advances secured by the Existing Mortgages and will hold the right to receive all such advances as a trust fund to be applied first for the purpose of paying the cost of improvements, and will apply all such advances first to the payment of the cost of improvements before using any part of such advances for any other purpose.  Borrower will indemnify and hold Lender harmless from and against any loss, liability, cost or expense, including, without limitation, any judgments, reasonable attorneys’ fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by B of any applicable lien law provisions including, without limitation, any section of Article 3-A of the New York Lien Law.

4. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THE EXISTING MORTGAGES AT THE TIME OF EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY HEREAFTER BECOME SECURED HEREBY AT ANY TIME IS THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) PROVIDED THAT SUCH LIMITATION SHALL NOT LIMIT THE SECURITY OF THE EXISTING MORTGAGES WITH RESPECT TO (I) INTEREST ON THE AFORESAID MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS AT THE RATES SET FORTH IN THE EXISTING NOTES, (II) SUMS TO PAY TAXES, (III) SUMS TO PAY PREMIUMS ON INSURANCE POLICIES COVERING THE PROPERTY, (IV) EXPENSES INCURRED AFTER AN EVENT OF DEFAULT IN UPHOLDING OR ENFORCING THE LIEN OF THE EXISTING MORTGAGES, INCLUDING, BUT NOT LIMITED TO, THE EXPENSES OF ANY LITIGATION TO PROSECUTE OR DEFEND THE RIGHTS AND LIEN CREATED BY THE EXISTING MORTGAGES, (V) ANY AMOUNT, COSTS OR CHARGE TO WHICH LENDER BECOMES SUBROGATED, UPON PAYMENT, WHETHER UNDER RECOGNIZED PRINCIPLES OF LAW OR EQUITY, OR UNDER EXPRESS STATUTORY AUTHORITY, AND (VI) ANY OTHER AMOUNT SECURED BY THE EXISTING MORTGAGES WHICH, IF NOT LIMITED BY SUCH LIMITATION, WOULD NOT INCREASE THE AMOUNT OF MORTGAGE RECORDING TAXES, IF ANY, PAYABLE WITH RESPECT TO THE EXISTING MORTGAGES OR THIS AGREEMENT.

5. The Existing Mortgages do not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separated cooking facilities.

6. Reference is made to Section 291-f of the Real Property Law of New York for purposes of obtaining the benefit of said Section in connection with this Agreement.

7. Upon the occurrence and during the continuance of an Event of Default and acceleration of the indebtedness secured hereby, Lender shall have the right to sell the Property, including, without limitation, pursuant to Article 14 of the New York Real Property Actions and Proceedings Law, as same may have been or may hereafter be amended.

8. Lender shall, at the request of Borrower, deliver an assignment of the Existing Mortgages (together with the Existing Notes) in lieu of a release or satisfaction hereof upon the payment of the Debt in full, provided that (i) other than containing a representation that Lender shall not have previously transferred its rights under the Existing Mortgages and the amount of the then outstanding indebtedness secured by the Existing Mortgages, the instrument of assignment shall be without representation or warranty by, or recourse to, Lender, in any event whatsoever, (ii) the assignee shall be a third party that is refinancing the Loan, (iii) Lender is permitted by law to deliver an assignment in lieu of recording a satisfaction and (iv) Borrower shall pay all reasonable fees and expenses of Lender in connection with such assignment.

9. It is expressly understood and agreed that this Agreement is given for the purpose of continuing the lien evidenced by the Existing Mortgages and modifying the terms, provisions, covenants and conditions of the Existing Mortgages, as provided herein.  The terms, provisions, covenants and conditions of the Existing Mortgages are in their entirety modified and superseded by the terms, provisions, covenants and conditions of this Agreement.  No part of the indebtedness evidenced by the Existing Notes shall be disturbed, discharged, canceled or impaired by the execution and delivery of this Agreement, it being the intention of the parties hereto that such execution and delivery shall create no new or further principal indebtedness other than the principal indebtedness evidenced by the Existing Notes.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have executed and delivered this Agreement on the date first set forth above.

BORROWER:	ACADIA-P/A 161ST STREET LLC, a Delaware limited liability company

	By:	/s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

STATE OF NEW YORK                                                                     )
)      ss:
COUNTY OF WESTCHESTER                                                          )

On July 7, 2010 before me, Robert Masters, personally appeared Robert Masters, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Dawn M. Portney
Notary Public

Dawn M. Portney
Notary Public, State of New York
Registration# 02PO6046122
Qualified in Rockland County
My Commission Expires: August 7, 2010

[Notarial Seal]

GUARANTOR:	ACADIA-P/A HOLDING COMPANY, LLC, a Delaware
limited liability company

	By:	Acadia Strategic Opportunity Fund II, LLC, its managing
member

		By:	Acadia Realty Acquisition II, LLC, its managing
member

			By:	Acadia Realty Limited Partnership, its sole
member

				By:	Acadia Realty Trust, its general partner

					By:	/s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

STATE OF NEW YORK                                                                     )
)      ss:
COUNTY OF WESTCHESTER                                                          )

On July 7, 2010 before me, Robert Masters, personally appeared Robert Masters, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Dawn M. Portney
Notary Public

Dawn M. Portney
Notary Public, State of New York
Registration# 02PO6046122
Qualified in Rockland County
My Commission Expires: August 7, 2010

LENDER:
BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO
LASALLE BANK NATIONAL ASSOCIATION, AS
TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF
RBS COMMERCIAL FUNDING INC. (F/K/A GREENWICH
CAPITAL COMMERCIAL FUNDING CORP.),
COMMERCIAL MORTGAGE TRUST 2006-FL4,
COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2006-FL4

	By:	Wells Fargo Bank, N.A., a national banking association, solely in its capacity as Special Servicer, as authorized under that certain Pooling and Servicing Agreement, dated December 29, 2006

		By:	/s/ Daniel S. Lamont
Name: Daniel S. Lamont
Title: Vice President

STATE OF NORTH CAROLINA                                                      )
)      ss:
COUNTY OF MECKLENBURG                                                         )

On July 8, 2010 before me, Patricia C. Black, personally appeared Daniel S. Lamont , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Patricia C. Black
Notary Public, State of North Carolina
My Commission Expires: 4-1-2

[Notarial Seal]

SCHEDULE 1
MORTGAGES

Mortgage A

Mortgage and Security Agreement dated October 8, 1998 made by 421 Melrose LLC to The Bank of New York to secure the principal sum of $16,200,000.00 and recorded in the Office of the New York City Register, Bronx County, on February 24, 1999 in Reel 1624 page 2410.  Mortgage tax paid in the amount of $445,500.00.

Assignment of Mortgage dated as of August 5, 2005 made by The Bank of New York to Bank of America, N.A. and recorded in the Office of the New York City Register, Bronx County, on August 17, 2005 under CRFN 2005000463131.  Assigns Mortgage A.

Mortgage Modification Agreement dated as of August 5, 2005 made by Acadia-P/A 161st Street LLC to Bank of America, N.A. and recorded in the Office of the New York City Register, Bronx County, on August 17, 2005 under CRFN 2005000463132.  Modifies terms of Mortgage A.

Assignment of Mortgage dated as of December 1, 2005 made by Bank of America, N.A. to Greenwich Capital Financial Products, Inc. and recorded in the Office of the New York City Register, Bronx County, on August 22, 2006 under CRFN 2006000475049.  Assigns Mortgage A.

Mortgage B

Mortgage, Assignment of Leases and Rents and Security Agreement (Gap) dated as of March 27, 2006 made by Acadia-P/A 161st Street LLC to Greenwich Capital Financial Products, Inc. to secure the principal sum of $17,934,131.31 and recorded in the Office of the New York City Register, Bronx County, on August 22, 2006 under CRFN 2006000475050.  Mortgage tax paid in the amount of $502,154.81.

Amended, Restated and Consolidated Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of March 27, 2006 made by Acadia-P/A 161st Street LLC to Greenwich Capital Financial Products, Inc. to secure the principal sum of $30,000,000.00 and recorded in the Office of the New York City Register, Bronx County, on August 22, 2006 under CRFN 2006000475051.  Modifies terms of Mortgage B.

Assignment of Mortgage dated as of December 29, 2006 made by Greenwich Capital Financial Products, Inc. to LaSalle Bank National Association, as trustee for the benefit of the holders of Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2006-FL4, Commercial Mortgage Pass-Through Certificates, Series 2006-FL4 and recorded in the Office of the New York City Register, Bronx County, on November 21, 2007 under CRFN 2007000579338.  Assigns Mortgage B.

SCHEDULE 2
FIRST EXTENSION AGREEMENT

SCHEDULE 3
SECOND EXTENSION AGREEMENT

EXHIBIT A
LEGAL DESCRIPTION

Parcel A

ALL that certain plot, piece or parcel of land situate, lying and being in the Borough and County of Bronx, City and State of New York, being bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 161st Street and the westerly side of Morris Avenue (now known as Concourse Village East);

RUNNING THENCE westerly along the southerly side of East 161st Street, 255.50 feet;

THENCE southerly parallel with Morris Avenue, n/k/a Concourse Village East, 65.58 feet;

THENCE easterly parallel with East 161st Street, 190 feet;

THENCE southerly parallel with Morris Avenue, n/k/a Concourse Village East, 99.92 feet;

THENCE easterly parallel with East 161st Street, 65.50 feet to the westerly side of Morris Avenue;

THENCE northerly along the westerly side of Morris Avenue, 165.50 feet to the point or place of BEGINNING;

Parcel B

TOGETHER with the benefits of the easements granted, set forth, defined and limited in that certain Easement Agreement between 421 Port Associates and Concourse Plaza Associates dated August 6, 1990, and recorded in the Office of the City Register, Bronx County, on August 24, 1990, in Reel 1002, page 2284, as amended by Amendment to Easement Agreement dated as of October 25, 1990, and recorded in the Office of the City Register, Bronx County, on November 16, 1990, in Reel 1017, page 772; and

(continued on next page)

EXHIBIT A

(CONT.)

Parcel C

TOGETHER with the benefits of the easements granted, set forth, defined and limited in that certain Deed between The New York Central Railroad Company, as grantor, and 260-161 Corp, as grantee, dated October 28, 1963, and recorded in the Office of the City Register, Bronx County, on November 1, 1963, in Liber 2566, cp. 183, over the following parcel:

ALL that certain plot, piece or parcel of land situate, lying and being in the Borough and County of Bronx, City and State of New York, being bounded and described as follows:

BEGINNING at a point in the westerly side of Morris Avenue, n/k/a Concourse Village East distant southerly 165.50 feet from the corner formed by the intersection of the westerly side of Morris Avenue, n/k/a Concourse Village East and the southerly side of East 161st Street;

RUNNING THENCE westerly parallel with the East 161st Street, 65.50 feet;

THENCE, northerly parallel with Morris Avenue, n/k/a/ concourse Village East, 99.92 feet;

THENCE westerly and parallel with East 161st Street, 190 feet;

THENCE northerly parallel with Morris Avenue, n/k/a Concourse Village East, 65.58 feet to the southerly side of East 161st Street;

THENCE westerly along the southerly side of East 161st Street, 10 feet

THENCE southerly parallel with Morris Avenue, n/k/a Concourse Village East, 85.58 feet;

THENCE easterly parallel with East 161st Street, 180 feet;

THENCE southerly parallel with Morris Avenue, n/k/a Concourse Village East, 99.92 feet;

THENCE easterly parallel with East 161st Street, 85.50 feet to the westerly side of Morris Avenue, n/k/a Concourse Village East;

THENCE northerly along the westerly side of Morris Avenue, n/k/a Concourse Village East, 20 feet to the point or place of BEGINNING.

END OF EXHIBIT A